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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             -----------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 30, 2004
                Date of Report (date of earliest event reported)

                             -----------------------

                                   XICOR, INC.
             (Exact name of Registrant as specified in its charter)

          California                      0-9653                94-2526781
          ----------                      ------                ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                              933 Murphy Ranch Road
                           Milpitas, California 95035
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                    (Address of principal executive offices)

                                 (408) 432-8888
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On June 30, 2004, the Registrant issued a press release announcing the record date and the date of the shareholders' meeting to approve the proposed acquisition of the Registrant by Intersil Corporation. Additionally, the press release disclosed two rulings by the California Superior Court in a litigation matter related to the proposed acquisition. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  EXHIBITS

          99.1 Press release of Xicor, Inc. issued on June 30, 2004.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   XICOR, INC.

                                   By:/s/ Louis DiNardo
                                   ---------------------------------------
                                   Louis DiNardo
                                   Co-Chairman of the Board, President and
                                   Chief Executive Officer

Date:  June 30, 2004



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                                  EXHIBIT INDEX

Exhibit No.  Description
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99.1         Press release of Xicor, Inc. issued on June 30, 2004.